UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 28, 2010

InterDigital, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	1-33579	23-1882087
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

781 Third Avenue, King of Prussia, Pennsylvania		19406-1409
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-878-7800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Nokia Litigation Update

On October 28, 2010, Nokia Corporation and Nokia, Inc. (collectively, "Nokia") filed with the United States Court of Appeals for the Federal Circuit (the "Court") a motion to postpone the December 9, 2010 oral argument date previously scheduled by the Court until January 2011 or, in the alternative, until December 10, 2010. On October 29, 2010, InterDigital, Inc.’s wholly owned subsidiaries InterDigital Communications, LLC and InterDigital Technology Corporation filed a response to Nokia’s motion opposing the postponement until January 2011 and not opposing the postponement until December 10, 2010. On November 2, 2010, the Court granted Nokia’s motion to postpone the oral argument. Oral argument will be rescheduled by a later order of the Court for the January 2011 Court calendar.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InterDigital, Inc.

November 3, 2010	By:	/s/ Jannie K. Lau

Name: Jannie K. Lau
Title: Deputy General Counsel